UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2024

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	90-2409612
(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

On October 3, 2024, SHF Holdings, Inc. (the “Company”) received notice from the listing qualifications department staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) advising that the Staff determined the Company is eligible for an additional 180 calendar day period, or until March 31, 2025, to regain compliance with Nasdaq’s minimum bid price requirement for continued listing on The Nasdaq Capital Market under Nasdaq Marketplace Rule 5550(a)(2), requiring a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”) based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The Nasdaq Capital Market with the exception of the bid price requirement, and the Company’s written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.

As previously disclosed by the Company in a Current Report on Form 8-K filed on April 8, 2024, the Company received a notification letter from the Staff notifying the Company that for the last 30 consecutive business days, the Company did not maintain a minimum closing bid price of $1.00 per share for its Class A Common Stock, $0.0001 par value per share (the “Common Stock”), and thus, the Company no longer met the Minimum Bid Price Requirement.

If at any time before March 31, 2025, the bid price of the Common Stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Staff will provide written confirmation that the Company has achieved compliance. If the Company does not regain compliance with the Minimum Bid Price Requirement by the end of the second compliance period, the Common Stock will become subject to delisting. In the event that the Company receives notice that the Common Stock is being delisted, the Nasdaq listing rules permit the Company to appeal a delisting determination by the Staff to a hearings panel.

There can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement or will otherwise be in compliance with other Nasdaq Listing Rules. However, the Company intends to actively monitor the closing bid price for the Common Stock and will consider available options to resolve the deficiency and regain compliance with the Minimum Bid Price Requirement, including initiating a reverse stock split. If the Company chooses to implement a reverse stock split, we must complete the reverse stock split no later than 10 business days prior to the expiration date of the additional compliance period on March 31, 2025 in order to timely regain compliance.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements’’ within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding our current beliefs, goals and expectations about matters such as our expected financial performance and condition, operating results, our business strategy, and our financial planning. The forward-looking statements in this Current Report on Form 8-K reflect the current expectations of management concerning future results and future events and include, but are not limited to, statements and impact to the Company related to trends in the cannabis industry, including proposed changes in U.S and state laws, rules, regulations and guidance relating to the Company’s services, growth prospects, market size, projected financial and operational performance, including relative to its competitors, the Company’s ability to competitive products in the future or maintain current products, the impact of recent volatility in the capital markets, which may adversely affect the price of the Company’s securities, the outcome of any legal proceedings that may be instituted against the Company, as well as other statements regarding teh Company’s expectations, hopes, beliefs, intentions or strategies regarding the future; and the other risk factors discussed in the Company’s filings from time to time with the U.S. Securities and Exchange Commission. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of the Company), and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date hereof. Factors or events that could cause the Company’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for the Company to predict all of them. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: October 4, 2024	By:	/s/ Donnie Emmi
Chief Legal Officer